                                 Exhibit 99.1

 Series 1997-2 Monthly Certificateholders' Statement for the month of October
                                     2000

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1997-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association,
 as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:


     Date of the Certificate                           November 10, 2000
     Monthly Period ending:                             October 31, 2000
     Determination Date                                November 10, 2000
     Distribution Date                                 November 15, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                              General
------------------------------------------------------------------------------------------------------------------------------------
201  Amortization Period                                                                                      No             201
202  Early Amortization Period                                                                                No             202
203  Class A Investor Amount paid in full                                                                     No             203
204  Class B Investor Amount paid in full                                                                     No             204
205  Collateral Indebtedness Amount paid in full                                                              No             205
206  Saks Incorporated is the Servicer                                                                        Yes            206

------------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         as of the end of
                                                           as of the end of the prior                      the relevant
                                                                 Monthly Period                           Monthly Period
                                                           --------------------------                    ----------------
207  Series 1997-2 Investor Amount                           $            235,300,000    207(a)           $   235,300,000    207(b)
208   Class A Investor Amount                                $            180,000,000    208(a)           $   180,000,000    208(b)
209   Class B Investor Amount                                $             20,000,000    209(a)           $    20,000,000    209(b)
210   Collateral Indebtedness Amount                         $             21,000,000    210(a)           $    21,000,000    210(b)
211   Class D Investor Amount                                $             14,300,000    211(a)           $    14,300,000    211(b)

212  Series 1997-2 Adjusted Investor Amount                  $            235,300,000    212(a)           $   235,300,000    212(b)
213   Class A Adjusted Investor Amount                       $            180,000,000    213(a)           $   180,000,000    213(b)
214   Principal Account Balance                              $                      -    214(a)           $             -    214(b)
215   Class B Adjusted Investor Amount                       $             20,000,000    215(a)           $    20,000,000    215(b)

216   Class A Certificate Rate                                                                               6.50000%        216
217   Class B Certificate Rate                                                                               6.69000%        217
218   Collateral Indebtedness Interest Rate                                                                  7.22000%        218
219   Class D Certificate Rate                                                                               7.49500%        219
220  Weighted average interest rate for Series 1997-2                                                        6.64088%        220

                                                                                                         as of the end of
                                                           for the relevant Monthly                        the relevant
                                                                   Period                                 Monthly Period
                                                           ------------------------                      ----------------
221  Series 1997-2 Investor Percentage with respect                20.11%                221(a)                19.95%        221(b)
     to Finance Charge Receivables
222   Class A                                                      15.39%                222(a)                15.27%        222(b)
223   Class B                                                       1.71%                223(a)                 1.70%        223(b)
224   Collateral Indebtedness Amount                                1.79%                224(a)                 1.78%        224(b)
225   Class D                                                       1.22%                225(a)                 1.21%        225(b)

226  Series 1997-2 Investor Percentage with respect                20.11%                226(a)                19.95%        226(b)
     to Principal Receivables
227   Class A                                                      15.39%                227(a)                15.27%        227(b)
228   Class B                                                       1.71%                228(a)                 1.70%        228(b)
229   Collateral Indebtedness Amount                                1.79%                229(a)                 1.78%        229(b)
230   Class D                                                       1.22%                230(a)                 1.21%        230(b)

231  Series 1997-2 Investor Percentage with respect                20.11%                231(a)                19.95%        231(b)
     to Allocable Amounts
232   Class A                                                      15.39%                232(a)                15.27%        232(b)
233   Class B                                                       1.71%                233(a)                 1.70%        233(b)
234   Collateral Indebtedness Amount                                1.79%                234(a)                 1.78%        234(b)
235   Class D                                                       1.22%                235(a)                 1.21%        235(b)

------------------------------------------------------------------------------------------------------------------------------------
                                               Series 1997-2 Investor Distributions
------------------------------------------------------------------------------------------------------------------------------------

236  The sum of the daily allocations of collections of Principal                                         $          -       236
     Receivables for the relevant Monthly Period
237    Class A distribution of collections of Principal                                                   $          -       237
     Receivables per $1,000 of original principal amount

238    Class B distribution of collections of Principal Receivables per $1,000 of               $          -       238
     original principal amount
239    Collateral Indebtedness Amount distribution of collections of Principal                  $          -       239
     Receivables per $1,000 of original principal amount
240    Class D distribution of collections of Principal Receivables per $1,000 of               $          -       240
     original principal amount
241    Class A distribution attributable to interest per $1,000 of original                     $       5.42       241
     principal amount
242    Class B distribution attributable to interest per $1,000 of original                     $       5.58       242
     principal amount
243    Collateral Indebtedness Amount distribution attributable to interest per                 $       6.02       243
     $1,000 of original principal amount
244    Class D distribution attributable to interest per $1,000 of original                     $          -       244
     principal amount
245  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000                 $       1.67       245
     of original principal amount

-----------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1997-2
-----------------------------------------------------------------------------------------------------------------------

246  Series allocation of collections of Principal Receivables                                  $ 48,326,779       246
247   Class A                                                                                   $ 36,969,062       247
248   Class B                                                                                   $  4,107,674       248
249   Collateral Indebtedness Amount                                                            $  4,313,057       249
250   Class D                                                                                   $  2,936,987       250

251  Series allocation of collections of Finance Charge Receivables                             $  4,612,152       251
252   Class A                                                                                   $  3,528,208       252
253   Class B                                                                                   $    392,023       253
254   Collateral Indebtedness Amount                                                            $    411,624       254
255   Class D                                                                                   $    280,297       255

     Available Funds
     ---------------
256   Class A Available Funds                                                                   $  3,528,208       256
257    The amount to be withdrawn from the Reserve Account to be included in                    $          -       257
     Class A Available funds
258    Principal Investment Proceeds to be included in Class A Available Funds                  $          -       258
259    The amount of investment earnings on amounts held in the Reserve Account                 $          -       259
     to be included in Class A Available funds

260   Class B Available Funds                                                                   $    392,023       260
261    The amount to be withdrawn from the Reserve Account to be included in                    $          -       261
     Class B Available funds
262    Principal Investment Proceeds to be included in Class B Available Funds                  $          -       262
263    The amount of investment earnings on amounts held in the Reserve Account                 $          -       263
     to be included in Class B Available funds

264  Collateral Available Funds                                                                 $    411,624       264

265  Class D Available Funds                                                                    $    280,297       265

-----------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
-----------------------------------------------------------------------------------------------------------------------

     Class A
     -------
266  Class A Monthly Interest for the related Distribution Date, plus the amount                $    975,000       266
     of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
     Distribution date
267  If Saks Incorporated is no longer the Servicer, n amount equal to Class A Servicing        $          -       267
     fee for the related Distribution Date
268  Class A Allocable Amount                                                                   $    763,238       268
269  An amount to be included in the Excess Spread                                              $  1,789,970       269

     Class B
     -------
270  Class B Monthly Interest for the related Distribution Date, plus the amount of any         $    111,500       270
     Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B Servicing       $          -       271
     fee for the related Distribution Date
272  An amount to be included in the Excess Spread                                              $    280,523       272

     Collateral
     ----------
273  If Saks Incorporated is no longer the Servicer,
     an amount equal to Collateral Servicing fee for
     the related Distribution Date                         $          -     273
274  An amount to be included in the Excess Spread         $    411,624     274

     Class D
     -------
275  If Saks Incorporated is no longer the Servicer,
     an amount equal to Class D Servicing fee for
     the related Distribution Date                         $          -     275
276  An amount to be included in the Excess Spread         $    280,297     276

277  Available Excess Spread                               $  2,762,414     277
278  Available Shared Excess Finance Charge
     Collections                                           $          -     278
279  Total Cash Flow available for 1997-2 waterfall        $  2,762,414     279

280  Class A Required Amount is to be used to fund
     any deficiency in line266, line267 and line268        $          -     280
281  The aggregate amount of Class A Investor Charge       $          -     281
     Offs which have not been previously reimbursed
282  Class B Required Amount to the extent
     attributable to line270, and line271                  $          -     282
283  Class B Allocable Amount                              $     84,804     283
284  Any remaining portion of the Class B Required
     Amount                                                $          -     284
285  An amount equal to any unreimbursed reductions
     of the Class B Investor Amount, if any, due to:
     (i) Class B Investor Charge Offs; (ii)
     Reallocated Principal Collections; (iii)
     reallocations of the Class B Investor Amount to
     the Class A Investor Amount                           $          -     285
286  Collateral Monthly Interest for the related
     Distribution Date plus Collateral Monthly
     Interest previously  due but not paid to the
     Collateral Indebtedness Holder plus Collateral
     Additional Interest                                   $    126,350     286
287  Class A Servicing Fee plus Class B Servicing          $    368,333     287
     Fee plus Collateral Servicing Fee due for the
     relevant Monthly Period and not paid above
288  Class A Servicing Fee plus Class B Servicing
     Fee plus Collateral Servicing Fee due but not
     distributed to the Servicer for prior Monthly
     Periods                                               $          -     288
289  Collateral Allocable Amount                           $     89,044     289
290  Any unreimbursed reductions of the Collateral
     Indebtedness Amount (CIA), if any, due to: (i)
     CIA Charge Offs; (ii) Reallocated Principal
     Collections; (iii) reallocations of the CIA to
     the Class A or Class B Investor Amount                $          -     290
291  The excess, if any, of the Required Cash
     Collateral Amount over the Available Collateral
     Amount                                                $          -     291
292  An amount equal to Class D Monthly Interest due
     but not paid to the Class D Certificateholders
     plus Class D Additional Interest                      $     89,315     292
293  Class D Servicing Fee due for the relevant
     Monthly Period and not paid above                     $     23,833     293
294  Class D Servicing Fee due but not distributed
     to the Servicer for prior Monthly Periods             $          -     294
295  Class D Allocable Amount                              $     60,635     295
296  Any unreimbursed reductions of the Class D
     Investor Amount, if any, due to: (i) Class D
     Investor Charge Offs; (ii) Reallocated
     Principal Collections; (iii) reallocations of
     the Class D Investor Amount to the Class A or
     Class B Investor Amount or CIA                        $          -     296
297  Aggregate amount of any other amounts due to
     the Collateral Indebtedness Holder pursuant to
     the Loan Agreement                                    $          -     297
298  Excess, if any, of the Required Reserve Account
     Amount over the amount on deposit in the
     Reserve Account                                       $          -     298
299  Shared Excess Finance Charge Collections              $  1,920,099     299

-------------------------------------------------------------------------------
                       Determination of Monthly Principal
-------------------------------------------------------------------------------

300  Class A Monthly Principal (the least of               $          -     300
     line#301, line#302 and line#208)
301  Available Principal Collections held in the           $ 48,326,779     301
     Collection Account
302  Class A Accumulation Amount                           $          -     302
303  Class B Monthly Principal (the least of               $          -     303
     line#304, line#305 and line#209) (distributable
     only after payout of Class A)
304  Available Principal Collections held in the           $ 48,326,779     304
     Collection Account less portion of such
     Collections applied to Class A Monthly Principal
305  Class B Accumulation Amount                           $          -     305

306  Collateral Monthly Principal (prior to payout
     of Class B) (the least of line#307 and line#308)                      $          -    306
307  Available Principal Collections held in the
     Collection Account less portion of such
     Collections applied to Class A and Class B
     Monthly Principal                                                     $ 48,326,779    307
308  Enhancement Surplus                                                   $          -    308
309  Class D Monthly Principal                                             $          -    309
310  Available Principal Collections held in the
     Collection Account less portion of such
     Collections applied to Class A, Class B or
     collateral Monthly Principal                                          $ 48,326,779    310

----------------------------------------------------------------------------------------------
                                Available Enhancement Amount
----------------------------------------------------------------------------------------------

311  Available Enhancement Amount                                          $ 35,300,000    311
312  Amount on Deposit in the Cash Collateral Account                      $          -    312

----------------------------------------------------------------------------------------------
                            Reallocated Principal Collections
----------------------------------------------------------------------------------------------

313  Reallocated Principal Collections                                     $          -    313
314  Class D Principal Collections (to the extent
     needed to fund Required Amounts)                                      $          -    314
315  Collateral Principal Collections (to the extent
     needed to fund Required Amounts)                                      $          -    315
316  Class B Principal Collections (to the extent
     needed to fund Required Amounts)                                      $          -    316

----------------------------------------------------------------------------------------------
            Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
----------------------------------------------------------------------------------------------

                                                         %                  Amount
                                                         -                  ------
317  Series 1997-2 Default Amount                      20.11%      317(a)  $    997,721    317(b)
318  Class A Investor Default Amount                   15.39%      318(a)  $    763,238    318(b)
319  Class B Investor Default Amount                   1.71%       319(a)  $     84,804    319(b)
320  Collateral Default Amount                         1.79%       320(a)  $     89,044    320(b)
321  Class D Investor Default Amount                   1.22%       321(a)  $     60,635    321(b)

322  Series 1997-2 Adjustment Amount                                       $          -    322
323  Class A Adjustment Amount                                             $          -    323
324  Class B Adjustment Amount                                             $          -    324
325  Collateral Adjustment Amount                                          $          -    325
326  Class D Adjustment Amount                                             $          -    326

327  Series 1997-2 Allocable Amount                                        $    997,721    327
328  Class A Allocable Amount                                              $    763,238    328
329  Class B Allocable Amount                                              $     84,804    329
330  Collateral Allocable Amount                                           $     89,044    330
331  Class D Allocable Amount                                              $     60,635    331

----------------------------------------------------------------------------------------------
                                   Required Amounts
----------------------------------------------------------------------------------------------

332  Class A Required Amount                                               $          -    332
333  Class A Monthly Interest for current
     Distribution Date                                                     $    975,000    333
334  Class A Monthly Interest previously due but not paid                  $          -    334
335  Class A Additional Interest for prior Monthly
     Period or previously due but not paid                                 $          -    335
336  Class A Allocable Amount for current
     Distribution Date                                                     $          -    336
337  Class A Servicing Fee (if Saks Incorporated is
     no longer the Servicer)                                               $          -    337

338  Class B Required Amount                                               $          -    338
339  Class B Monthly Interest for current
     Distribution Date                                                     $    111,500    339
340  Class B Monthly Interest previously due but not paid                  $          -    340
341  Class B Additional Interest for prior Monthly
     Period or previously due but not paid                                 $          -    341
342  Class B Servicing Fee (if Saks Incorporated is
     no longer the Servicer)                                               $          -    342
343  Excess of Class B Allocable Amount over funds
     available to make payments                                            $          -    343

344  Collateral Required Amount                                            $          -    344
345  Collateral Monthly Interest for current
     Distribution Date                                                     $    126,350    345
346  Collateral Monthly Interest previously due but
     not paid                                                              $          -    346
347  Collateral Additional Interest for prior
     Monthly Period or previously due but not paid                         $          -    347

348  Collateral Servicing Fee (if Saks Incorporated
     is no longer the Servicer)                            $          -     348
349  Excess of Collateral Allocable Amount over
     funds available to make payments                      $          -     349

--------------------------------------------------------------------------------
                         Reduction of Investor Amounts
--------------------------------------------------------------------------------

     Class A
     -------
350  Class A Investor Amount reduction                     $          -     350
351  Class A Investor Charge Off                           $          -     351
352  Reductions of the Class A Investor Amount             $          -     352
     Class B
     -------
353  Class B Investor Amount reduction                     $          -     353
354  Class B Investor Charge Off                           $          -     354
355  Reductions of the Class B Investor Amount             $          -     355
356  Reallocated Principal Collections applied to          $          -     356
     Class A
     Collateral
     ----------
357  Collateral Indebtedness Amount reduction              $          -     357
358  Collateral Indebtedness Amount Charge Off             $          -     358
359  Reductions of the Collateral Indebtedness Amount      $          -     359
360  Reallocated Principal Collections applied to
     Class B                                               $          -     360
     Class D
     -------
361  Class D Investor Amount reduction                     $          -     361
362  Class D Investor Charge Off                           $          -     362
363  Reductions of the Class D Investor Amount             $          -     363
364  Reallocated Principal Collections applied to
     Collateral Indebtedness Amount                        $          -     364

--------------------------------------------------------------------------------
                                 Servicing Fee
--------------------------------------------------------------------------------

365  Series 1997-2 Servicing Fee                           $    392,167     365
366  Class A Servicing Fee                                 $    300,000     366
367  Class B Servicing Fee                                 $     33,333     367
368  Collateral Servicing Fee                              $     35,000     368
369  Class D Servicing Fee                                 $     23,833     369

--------------------------------------------------------------------------------
                                Reserve Account
--------------------------------------------------------------------------------

370  Required Reserve Account Amount ( if applicable)               N/A     370
371  Reserve Account Reinvestment Rate (if                          N/A     371
     applicable)
372  Reserve Account balance                               $          -     372


373  Accumulation Period Length                               12 months     373


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November, 2000.

     Saks Incorporated,
     as Servicer

     By /s/ Scott A. Honnold
       ---------------------
     Name:  Scott A. Honnold
     Title: Vice President and Treasurer